Consent of Independent Certified Public Accountant

I consent to the use in this Registration Statement on Form SB-2 of my report dated July 31, 2001, relating to the financial statements of Dr. Protein.com, Inc., SEC File No. 333-67222, and to the reference to my firm under the caption "Experts" in the Prospectus.

                                        /s/ Quintanilla

                                        A Professional Accountancy Corporation
                                        Laguna Niguel, California

                                                     October 3, 2001